SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                               March 22, 2001
                     ---------------------------------
                     (Date of earliest event reported)


                           Net Perceptions, Inc.
             --------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


          Delaware                     000-25781               41-1844584
----------------------------     ---------------------    -------------------
(State or other Jurisdiction     (Commission File No.)       (IRS Employer
     of Incorporation)                                    Identification No.)


              7700 France Avenue South, Edina, Minnesota 55435
        ------------------------------------------------------------
        (Address of principal executive offices, including zip code)


                               (952) 842-5000
            ----------------------------------------------------
            (Registrant's telephone number, including area code)


       -------------------------------------------------------------
       (Former Name or Former Address, If Changed Since Last Report)




Item 5.  Other Events.

      Net Perceptions' press release dated March 22, 2001 is incorporated herein by reference and is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits:

99.1    Press Release by Net Perceptions, Inc. dated March 22, 2001.



                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              NET PERCEPTIONS, INC.


                              By: /s/ Thomas M. Donnelly
Date:  March 23, 2001            ------------------------------------------
                                 Thomas M. Donnelly
                                 Senior Vice President of Finance and
                                 Administration and Chief Financial Officer




                               EXHIBIT INDEX


Exhibit Number   Description
--------------   -----------
99.1             Press Release by Net Perceptions, Inc. dated March 22, 2001.